EXHIBIT 10.2

         PURCHASE AGREEMENT BETWEEN NOVA BIOGENETICS, INC AND ECO GROUP
                                  SHAREHOLDERS

THIS AGREEMENT is entered into this 30th day of June 2005 by and between Nova BioGenetics, Inc. a corporation organized and existing under the laws of the State of Delaware, USA having a principal place of business at 8601 Dunwoody Place, Suite 338, Atlanta, Georgia. 30350, USA (hereinafter referred to as "NOVA") and William Crook of High Venture, Priory Drive, Seaview, Isle of Wight PO34 5EA, England and Colin Debenham of 139 Westleigh Avenue, Coulsdon, Surrey CR5 3AF, England (together hereinafter referred to as "the Warrantors") for and on behalf of themselves and all other shareholders of Eco Group International Ltd as listed in Column 1 of Exhibit A hereto (hereinafter referred to as the "ECO GROUP SHAREHOLDERS").

WHEREAS:

o Eco Group International Limited is a corporation organized and existing under the laws of the United Kingdom, having a principal place of business at Portsmouth Technopole, Kingston Cresent, Portsmouth PO2 8FA, England (hereinafter referred to as "ECO GROUP");

o Eco Group is involved in the marketing and sale of Antimicrobial and new Antibiotic Drugs and their derivatives (as defined hereinafter);

o ECO Group owns various assets including but not limited to, furniture, fixtures, inventory, intellectual property, license agreements, client lists existing and new and any cash held within the bank accounts of Eco Group;

o Nova wishes to receive, own and control, all assets and shares of Eco Group associated with such business upon the terms described below.

NOW IT IS HEREBY AGREED for valuable consideration, the receipt and adequacy of which are hereby acknowledged, as follows:

1.    DEFINED TERMS

1.1   As used herein, the terms below shall have the following meanings:

      o "Antimicrobial Agents" shall mean agents that are intended to (i) disinfect, sanitize, reduce, or mitigate growth or development of microbiological organisms; or (ii) protect inanimate objects (for example floors and walls), industrial processes or systems, surfaces, water, or other chemical substances from contamination, fouling, or deterioration caused by bacteria, viruses, fungi, protozoa, algae, or slime marks;

      o "Closing Date" means 30 June 2005 or, if the context requires, any later date which becomes the date for closing of this Agreement in accordance with the terms hereof;

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      o     "Intellectual Property" means proprietary processes, trade secrets, licenses, license rights, specifications, technical manuals and data, drawings, inventions, designs, patents, patent applications, product information and data, know-how and development work-in-progress, and other intellectual or intangible property, that comprise or are necessary to the use of the Assets (as defined hereinafter), whether pending, applied for or issued, whether filed in the United States or in other countries and all things authored, discovered, developed, made, perfected, improved, designed, engineered, acquired, produced, conceived or first reduced to practice by Eco Group or any of its employees or agents that are embodied in, derived from or relate to the Assets, in any stage of development, including, without limitation, modifications, enhancements, designs, concepts, techniques, methods, ideas, notes and all other information relating to the assets, including domain names, and trade names, whether registered or under common law.

2.    TRANSFER OF SHARES

2.1 The Warrantors shall use all reasonable efforts to procure from all ECO Group International, Ltd. shareholders, an executed stock transfer form in respect of the shares held by them in ECO Group (as listed in Column 2 of Exhibit A hereto) ("the Eco Group Shares") on or before 30 June 2005, provided that if the Warrantors are unable to procure each and every one of the Eco Group Shareholders to execute stock transfer forms in respect of the whole of the Eco Group Shares on or before 30 June 2005 then Nova shall have the following options:

      (a) to extend the Closing Date to such later date as it specifies in writing (but not later than 31 July 2005); or

      (b) to take a transfer of such shares in Eco Group from those of the Eco Group Shareholders as have executed transfers in respect thereof;

      (c) to terminate this Agreement forthwith on the basis that none of the parties hereto shall have any further claims against the other whatsoever.

2.2 The consideration for such transfer of the ECO Group Shares shall be satisfied on the Closing Date by the issue to the ECO Group Shareholders of 966,500 shares in Nova as listed in Column 3 of Exhibit A hereto ("the Nova Consideration Shares").

3.    THE WARRANTORS' REPRESENTATIONS AND WARRANTIES

3.1   The Warrantors hereby represent and warrant to Nova that:

      (a) Eco Group shall maintain all its existing Intellectual Property at its sole cost until the Closing Date and any failure to do so shall constitute an event of default.

      (b) the cash balance within the bank account of Eco Group at the Closing Date shall be not less than (pound)100,000.

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      (c)   all product inventory currently owned by Eco Group, the inventory list of which is included in Part 1 of Exhibit "B", will still be owned by Eco Group at the Closing Date.

      (d) all of the assets of Eco Group including any equipment, fixtures, furnishings, inventory, trade marks, trade names, patents, licenses, intellectual property and other tangible and intangible assets being owned by Eco Group and listed in the inventory attached as Part 2 of Exhibit "B" are presently titled in the name of Eco Group.

      (e) Eco Group is the lawful owner in every respect of all the described property in Exhibit "B", and that it is free and clear of any and all liens, security agreements, encumbrances, claims, demands and charges of every kind and character whatsoever.

      (f) Eco Group will defend the title to all the described property against every person whomsoever lawfully claiming or purporting to claim an interest in any of the described property or any part thereof up to and including the Closing Date.

      (g) there are no suits, judgments, bankruptcies, executions, or liens of any kind pending against Eco Group in any court whatsoever that could in any way affect the title to said Assets, or constitute a lien thereon, and that Eco Group is not surety on the bond of any Government official, or any other bond nor are there any Loan Deeds, Trust Deeds, Mortgages or Liens of any nature whatsoever unsatisfied against said assets.

o     Nova shall not make any claim under any of the warranties listed in clause
      3.1 above unless notice of such claim giving reasonable particulars of the subject matter thereof are delivered to the Warrantors within twelve months of the Closing Date.

o The maximum amount of all claims against the Warrantors in the aggregate shall not exceed in the case of William Crook the sum of $250,000 and in the case of Colin Debenham the sum of $50,000.

4.    NOVA'S REPRESENTATIONS AND WARRANTIES

4.1   Nova hereby represents and warrants to the Eco Group Shareholders that:

      (a) as of the Closing Date there will be 10,751,272 Nova shares outstanding, and two million shares held in reserve for executive bonus;

      (b) approximately two million four hundred thousand Nova shares are listed for trading on the Over the Counter Bulletin Board ("OTCBB");

      (c) warrants and options have been granted in respect of approximately two million Nova shares as at the date hereof.

11. The Warrantors shall not make any claim under any of the warranties listed in clause 4.1 above unless notice of such claim giving reasonable particulars of the subject matter thereof are delivered to Nova within six months of the Closing Date.

12. The maximum amount of any and all claims against Nova shall not in the aggregate exceed the sum of $966,500.

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5.    ACCOUNTING

      As and from the Closing Date separate books of accounts shall be kept by Nova for the UK branch office and shall be linked to corporate headquarters. A copy of financial records prior to the closing of this Agreement shall be submitted to Nova and any discrepancies of the transaction anticipated by this Agreement shall be considered a default under this Agreement. No material events shall occur prior to the Closing Date to change Exhibit "C" attached hereto without the express written authority of Nova.

o     MANAGEMENT

      After the Closing Date it is agreed Nova will engage the services of the named individuals to assist in running the U.K. office: a) Group Managing Director, Mr. William C. Crook, b) Business Director, Mr. Brian C. Debenham. Management will be required and responsible for reporting to corporate headquarters in the USA on an as directed basis.

o     FURTHER ASSURANCES

      Each of the parties hereto shall execute such further documents and perform such other acts, to the extent permitted by law, that may be reasonably necessary or expedient to further the purposes of this Agreement or to further assure the benefits intended to be conferred hereby, including (for no further consideration) execution, and filing if necessary, of such documents and/or information as may be required with patent office(s) and such other governmental and/ or administrative agencies as may be required so as to effectuate the terms and intent of this Agreement. Eco Group and Nova shall each sign and file (with the applicable agencies and governmental offices) any and all documents as may be necessary and proper so as to effectuate the full intent of this Agreement as expressed herein and to provide such notice as may be required.

8.    AUTHORITY

8.1 Nova hereby represents to the Warrantors that it has full and complete corporate power and authority to enter into this Agreement and to bind itself to the terms and conditions contained in this Agreement. Further that it has been authorized by its board of directors and shareholders to enter into this Agreement and are further authorized to execute any and all documents necessary to consummate the transaction contemplated by this Agreement.

8.2 The Warrantors hereby represent to Nova that they have full and complete power and authority to enter into this Agreement.

9.    CLOSING

      Together with an executed counterpart of this Agreement, the following items shall be delivered by the parties at the closing:

      (a) the Eco Group Shareholders will cause to be transferred and delivered at closing of this Agreement or as soon as practicable thereafter all the shares of Eco Group as provided for in section
            2.1 and duly executed transfers thereof.

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      (b)   Nova shall deliver to the Eco Group Shareholders all certificates evidencing the Nova Consideration Shares.

10.   LAW

      This Agreement shall be governed by English law and the parties hereto hereby submit to the non-exclusive jurisdiction of the English courts.

AS WITNESS this Agreement has been entered into the day and year first before written.

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                                    EXHIBIT A

                             ECO GROUP SHAREHOLDERS

                                             NUMBER OF
                                         ORDINARY SHARES OF   NOVA CONSIDERATION
NAME AND ADDRESS                           (POUND)1 EACH            SHARES

William Charles Crook                           2,500              250,000
High Venture
Priory Drive
Seaview
Isle of Wight
PO34 5EA

Brian Colin Debenham                            1,000               50,000
139 Westleigh Avenue
Coulsdon
Surrey
CR5 3AF

Allan Jones                                       200                5,000
16 Larcombe Avenue
Wirral
CH49 6NB

Ronald John Craddock                              186               55,800
299 Lutterworth Road
Nuneaton
Warwickshire
CV11 6PW

Margaret Isobel Craddock                           46               13,800
299 Lutterworth Road
Nuneaton
Warwickshire
CV11 6PW

Michael James Craddock                             22                6,600
299 Lutterworth Road
Nuneaton
Warwickshire
CV11 6PW

Kelvin John Craddock                               22                6,600
299 Lutterworth Road
Nuneaton
Warwickshire
CV11 6PW

Fiona Joy Craddock                                  7                2,100
31 Brookfield Court
Alcester Road
Stratford-upon-Avon
CV37 9DE

Nigel Jonathan Craddock                             7                2,100
14 Ambra Vale South
Clifton Wood
Bristol
BS8 4RN

John Lewis Ensor                                  100               30,000
Burton Fields Farm
Nr Hinckley
Leicestershire
LE10 3HA

Terrence Ernest Wedge                             100               30,000
Tudor Manor
White Stubbs Lane
Bayford
Herts
SG13 8QA

Paul John White                                    70               21,000
4 Crowhill Road
Nuneaton
Warwickshire
CV11 6PJ

Mollie White                                       60               18,000
4 Crowhill Road
Nuneaton
Warwickshire
CV11 6PJ

John Mark White                                    25                7,500
4 Crowhill Road
Nuneaton
Warwickshire
CV11 6PJ

Andrew James White                                 25                7,500
4 Crowhill Road
Nuneaton
Warwickshire
CV11 6PJ

Dr Ian Holdaway                                    85               25,500
Charnwood House
22 Thornton Lane
Markfield
Leicestershire
LE67 9RP

Christine Anne Holdaway                            85               25,500
Charnwood House
22 Thornton Lane
Markfield
Leicestershire
LE67 9RP

Paul Jarvis                                        40               12,000
11 Changebrook Close
Nuneaton
Warwickshire
CV11 6XJ

Katrina Margaret Jarvis                            40               12,000
11 Changebrook Close
Nuneaton
Warwickshire
CV11 6XJ

Stephen John Burke                                  7                2,100
32 Roffey Close
Purley
Surrey
CR8 4BH

Jon Sargent                                       150               45,000
211 St Nicholas Park Drive
Nuneaton
Warwickshire
CV11 6EW

David Edward Jarvis                                10                3,000
11 Changebrook Close
Nuneaton
Warwickshire
CV11 6XJ

Andrew Paul Jarvis                                 10                3,000
11 Changebrook Close
Nuneaton
Warwickshire
CV11 6XJ

David Terrance Bates                              100               30,000
25 Milby Drive
Nuneaton
Warwickshire
CV11 6JR

Timothy Edward Bowtell                             27                8,100
"Mayfield"
341 Rugby Road
Burbage
Hinckley
Leics
LE10 2NB

Josephine Mary Bowtell                             10                3,000
"Mayfield"
341 Rugby Road
Burbage
Hinckley
Leics LE10 2NB

Irmgard Maria Natalie                               5                1,500
Dawson
16 Rainsbrook Drive
Nuneaton
Warwickshire
CV11 6UE

Ernest Gauld Dawson                                 5                 1,500
16 Rainsbrook Drive
Nuneaton
Warwickshire
CV11 6UE

Michael Grant Murray                               50               15,000
Carpenter
12 Hollycroft
Hinckley
Leics
LE10 0HG

Julie Carpenter                                    50               15,000
12 Hollycroft
Hinckley
Leics
LE10 0HG

Patricia White                                     10                3,000
91 The Chesils
Styvechale
Coventry
CV3 5BE

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Lyndalyn Wright                                    34               10,200
129 Oundle Road
Kingstanding
Birmingham
B44 8ER

Janet Irene Smith                                  20                6,000
1661 Melton Road
East Goscote
Leicester
LE7 4YQ

Joyce Ann Ellis                                    17                5,100
34 Meadway
Staines
Middlesex
TW18 2PP

Melissa Joanne Hickman                              7                2,100
2 Lincoln Court
Market Harborough
Leicestershire
LE16 7HT

Jennifer Louise Bates                              11                3,300
16 Cherwell Close
Hinckley
Leicestershire
LE10 0SB

Karen Susan Hickman                                34               10,200
25 Milby Drive
Nuneaton
Warwickshire
CV11 6JR

Catherine Rose Wheadon                            100               30,000
17 Taunton Avenue
Caterham
Surrey
CR3 5EB

Peter Michael Wheadon                             100               30,000
17 Taunton Avenue
Caterham
Surrey
CR3 5EB

Ronald Maxwell                                     20                6,000
137 Westleigh Avenue
Coulsdon
Surrey
CR5 3AF

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Ann Mary Maxwell                                   20                6,000
137 Westleigh Avenue
Coulsdon
Surrey
CR5 3AF

Daniel Ian Holdaway                                20                6,000
166 Marlborough Road
Nuneaton
Warwickshire
CV11 5PQ

Kevin Jones                                        10                3,000
34 Hayes Walk
Smallfield
Surrey
RH6 9QW

John Birch                                          5                1,500
133 Westleigh Avenue
Coulsdon
Surrey
CR5 3AF

Ursula Birch                                        5                1,500
133 Westleigh Avenue
Coulsdon
Surrey
CR5 3AF

Stuart Robbins                                     10                3,000
171 Higham Lane
Nuneaton
Warwickshire
CV11 6AN

Amanda Jayne Welland                               10                3,000
61 Chaldon Common Road
Chaldon
Surrey
CR3 5DH

Andrew David Welland                               10                3,000
61 Chaldon Common Road
Chaldon
Surrey
CR3 5DH

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Trudy Mary Paula Gibbons                           30                9,000
3 Lodge Walk
Great Park
Warlingham
Surrey
CR6 9PS

Adrian Christopher Bates                           10                3,000
6 Westmill Rise
Wackington
Beverley
East Yorkshire
HU17 8TP

Sarah Jane Humphrey                                10                3,000
55 Dawlish Avenue
Leeds
LS9 9DT

Christopher Charles Bates                          14                4,200
First Floor Flat
6 Gervas Road
Leicester
LE5 2EH

Padraig Noel Derwin                                34               10,200
Castletownshend
Skibbereen
Co. Cork
Eire

Catherine Breda Derwin                             34               10,200
Castletownshend
Skibbereen
Co. Cork
Eire

Neil David Curtis                                  66               19,800
79 Culvers Avenue
Carshalton
Surrey
SM5 2BH

Alison Maria Burke                                  5                1,500
32 Roffey Close
Purley
Surrey
CR8 4BH

Pamela Florence Mary                                7                2,100
Jaggs
11 Fernleigh Close
Croydon
Surrey
CR0 4RY

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Philip Andrew Gates                                 9                2,700
Woodland House
Shaws Lane
Southwater
West Sussex
RH13 9BX

Julie Gates                                         9                2,700
Woodland House
Shaws Lane
Southwater
West Sussex
RH13 9BX

Emma Hancox                                         5                1,500
166 Marlborough Road
Nuneaton
Warwickshire
CV11 5PQ

John Anthony Simmons                               20                6,000
14 Garrett Close
Kingsclere
Nr Newbury
Berkshire
RG20 5SD

Elizabeth Phylis Dexter                            17                5,100
15 Horsefair Close
Market Harborough
Leicestershire
LE16 9QP

D T Bates Ltd                                      67               20,100
25 Milby Drive
Nuneaton
Warwickshire
CV11 6JR

Allan Vickers                                       8                2,400
30 Ludlow Avenue
Whitefield
Manchester
M45 6TD

Janice Sylvia Gilbert                               9                2,700
30 Ludlow Avenue
Whitefield
Manchester
M45 6TD

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Robin Anthony Burley                               17                5,100
Trevellion Barn
Trevellion
Bugle
St Austell
PL26 8RT

Christopher Alexander                              17                5,100
Burley
Trevellion Barn
Trevellion
Bugle
St Austell
PL26 8RT

Susan Hilary Cross                                 10                3,000
12 Pioneer Grove
Silverstream
Upper Hutt
Wellington
New Zealand

(NB correspondence to
Paul White at 4 Crow Hill
Road address)

Joyce Evelyn Mellor                                10                3,000
132 Jodrell Street
Nuneaton
CV11 5EQ

Environment Saving                                 10                3,000
Supplies Limited t/a ESS
Dugdale House
25/27 Dugdale Street
Nuneaton
CV10 5QJ

TOTAL                                           5,905              966,500


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                                    EXHIBIT B

                     ECO GROUP INVENTORY AS AT 30 JUNE 2005

                                PART 1 - Product

o     AM500: approx $400,000

o     (Value at (pound)5/litre: (pound)230,000)

                                 PART 2 - Assets

o     Cash in Bank: approx (pound)100,000 = approx $180,000

o     Office Equipment and Supplies: approx (pound)5,000 = approx $9,000

      o     3 x computers

      o     1 x printer

      o     1 x table

      o     5 x desks

      o     9 x chairs

      o     2 x cabinets

      o     1 x laptop

      o     2 x photocopiers

      o     office stationery/supplies


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                                    EXHIBIT C

                     ECO GROUP FINANCIALS AS AT 30 JUNE 2005

BANK BALANCE (once all investor monies cleared by 24 June 2005): approx (pound) 150,000

OUTSTANDING PAYMENTS (either due or anticipated in June 2005):

            Bracher Rawlins (quarterly bill, including new shareholder paperwork and Eco/Nova transfer advice and documentation) approx (pound)12,000

            Accountancy Fees (Financial Year Return, VAT and closure/transfer) approx (pound)6,000

            Expenses / Re-imbursements June (USA trip, Telephones, etc) approx (pound)7,600

            Travel including accommodation (June bookings for Sweden, India, Dubai, Turkey, Netherlands and Germany, possibly Morocco) approx (pound)8,000

            June salaries and office support approx (pound)12,000

            Office rental costs, insurance and sundries approx (pound)4,000

      TOTAL: APPROX. (POUND) 50,000

      ANTICIPATED BALANCE AS AT 30 JUNE 2005 (allowing for any outstanding payments at the time):

      ASSETS

      (As at 30 June 2005)

      INVENTORY             :                approx $400,000
      CASH                  :                approx (pound)150,000
      CASH AT THE CLOSING DATE:              approx (pound)100,000
      GOOD WILL                              approx $400,000


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


NOVA BIOGENETICS, INC

TITLE: CEO


/s/ KEVIN F. SMITH                           /s/ TIMOTHY C. MOSES
__________________________________           __________________________________
KEVIN F. SMITH, M.D., MPH, CEO               TIMOTHY C. MOSES, EX. V.P.


/s/ BRADLEY F. SMITH
__________________________________
BRADLEY SMITH, CORPORATE SECRETARY

/s/ WILLIAM CROOK                            /s/ COLIN DEBENHAM
__________________________________           __________________________________
WILLIAM CROOK                                COLIN DEBENHAM


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